Prospectus Supplement

John Hancock Investment Trust

Emerging Markets Equity Fund (the fund)

Supplement dated August 18, 2021 to the current prospectus, as may be supplemented (the Prospectus)

Effective September 1, 2021 (the effective date), Talib Saifee will be added as a portfolio manager of the fund. As of the effective date, Philip Ehrmann, Kathryn Langridge, and Talib Saifee will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio, and accordingly, the following will be added to the fund’s portfolio manager information in the “Fund summary” section under the heading “Portfolio Management”:

Talib Saifee

Managing Director and Portfolio Manager

Managed the fund since 2021

Additionally, as of the effective date, the following will be added to the fund’s portfolio manager information in the “Fund details” section under the heading “Who’s who – Subadvisor”:

Talib Saifee

•	Managing Director and Portfolio Manager
•	Managed the fund since 2021
•	Joined Manulife IM (US) in 2019
•	Analyst and Portfolio Manager, HSBC Asset Management (2013-2019)

Effective September 1, 2021, Kathryn Langridge, who currently serves as a portfolio manager of the fund, is taking a temporary, 90-day, leave of absence. Philip Ehrmann and Talib Saifee, also portfolio managers of the fund, will continue to serve as portfolio managers in Ms. Langridge’s absence. The fund does not expect any changes to its investment process or strategies during this period.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Investment Trust

Emerging Markets Equity Fund (the fund)

Supplement dated August 18, 2021 to the current statement of additional information, as may be supplemented (the SAI)

Effective September 1, 2021 (the effective date), Talib Saifee will be added as a a portfolio manager of the fund. As of the effective date, Philip Ehrmann, Kathryn Langridge, and Talib Saifee will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio, and accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC:

The following table provides information regarding other accounts for which Talib Saifee has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Talib Saifee’s investment in the fund he manages and any similarly managed accounts.

The following table provides information as of July 31, 2021:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Talib Saifee	0	$0	0	$0	0	$0

There are no accounts that pay fees based upon performance.

Ownership of the Fund and Similarly Managed Accounts. The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Talib Saifee as of July 31, 2021. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Talib Saifee’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned
Talib Saifee	$100,001–$500,000*

* As of July 31, 2021, Talib Saifee beneficially owned $0 of Emerging Markets Equity Fund.

Effective September 1, 2021, Kathryn Langridge, who currently serves as a portfolio manager of the fund, is taking a temporary, 90-day, leave of absence. Philip Ehrmann and Talib Saifee, also portfolio managers of the fund, will continue to serve as portfolio managers in Ms. Langridge’s absence. The fund does not expect any changes to its investment process or strategies during this period.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.